SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.           )

      Filed by the registrant [ ]
      Filed by a party other than the registrant [X]
      Check the appropriate box:

      [  ]  Preliminary proxy statement
      [X]   Definitive proxy statement
      [  ]  Definitive additional materials
      [  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Mead Corporation
               (Name of Registrant as Specified in Its Charter)

                                David L. Santez
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      [X]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).
      [  ]  $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).
      [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            (1) Title of each class of securities to which transaction applies:
                  N/A

            (2)   Aggregate number of securities to which transactions applies:
                  N/A

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                  N/A

            (4)   Proposed maximum aggregate value of transaction:
                  N/A

            [  ]  Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)   Amount previously paid:

                  N/A

            (2)   Form, schedule or registration statement no.:

                  N/A

            (3)   Filing party:

                  N/A

            (4)   Date filed:

                  N/A

The Mead Corporation
World Headquarters
Courthouse Plaza Northeast
Dayton, Ohio 45463

Telephone: 513-495-6323


April 3, 1994

IF YOU HAVE RECENTLY
SENT IN YOUR PROXY PLEASE
DISREGARD THIS LETTER


To the Holders of Common Shares of
  THE MEAD CORPORATION

                                  A REMINDER

The Mead Annual Meeting of Shareholders is to be held Thursday, April 27, 1995. We have previously sent you a Notice of Meeting, Proxy Statement and Proxy as well as an Annual Report.

Your signed Proxy is IMPORTANT, whether your holding is large or small.  In the
                     ---------
event you have misplaced your proxy card, a duplicate is enclosed for your convenience. You need simply to fill it out, sign it, and mail it in the enclosed, postage paid envelope today.

Thank you for your interest and cooperation.

                                             Very truly yours,

                                             STEVEN C. MASON

                                             Steven C. Mason
                                             Chairman and
                                             Chief Executive Officer

                                    THE MEAD CORPORATION
                Annual Meeting of Shareholders, April 27, 1995

           The undersigned holder of Common Shares of THE MEAD CORPORATION, an Ohio corporation (hereinafter referred to as the "Company"), hereby appoints S.
C. Mason, Paul F. Miller, Jr. and Barbara C. Jordan, and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares of the undersigned entitled to vote at the Annual Meeting of the Company to be held at the Blair Auditorium, Sinclair Community College, 444 West Third Street, Dayton, Ohio on Thursday, April 27, 1995 at 11:00 a.m. and at any and all adjournments of such meeting, upon the matters set forth on the reverse side hereof, and in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTION IS INDICATED, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE DIRECTORS.
IN THE EVENT OF CUMULATIVE VOTING FOR DIRECTORS, EXCEPT AS OTHERWISE INDICATED BY THE UNDERSIGNED, A VOTE FOR THE NOMINEES LISTED HEREIN WILL GIVE THE PROXYHOLDERS DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES TO WHICH THE UNDERSIGNED IS ENTITLED AND TO ALLOCATE THEM IN FAVOR OF ANY ONE OR MORE OF THE NOMINEES, AS THE PROXYHOLDERS DETERMINE.

            (CONTINUED AND TO BE VOTED AND SIGNED ON REVERSE SIDE) SEE REVERSE
                                                                       SIDE

             Please mark
[X]          votes as in
             this example.
________________________________________________
|THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR|
|PROPOSALS NO. 1:                           ---|
- ------------------------------------------------
1. Election of Directors to serve until the Annual Meeting in the year 1998.

Nominees:  John G. Breen, Charles S. Mechem, Jr. and
           Thomas B. Stanley, Jr.

                      FOR                       WITHHELD
                      ALL                       FROM ALL
                [ ]   NOMINEES             [ ]  NOMINEES
[ ]
- ---------------------------------------------                    MARK HERE
For all nominees except as noted above                           FOR ADDRESS [ ]
                                                                 CHANGE AND
                                                                 NOTE AT LEFT
____________________________________________
|THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE|
|AGAINST PROPOSALS NO. 2 and 3:            |
|-------                                   |
- --------------------------------------------
                                             FOR  AGAINST  ABSTAIN
2.  Shareholder Proposal on                  [ ]    [ ]      [ ]
    Declassification of Board.

3.  Shareholder Proposal on                  [ ]    [ ]      [ ]
    Severance Agreements with
    Executive Officers.

    Receipt is acknowledged of Notice of the Annual
    Meeting and Proxy Statement relating thereto.

    Shareholders should date this proxy and sign exactly as name appears hereon. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

    Please mark, date, sign and return the proxy cardpromptly using the enclosed envelope.

Signature:________________________           Date:____________

Signature:________________________           Date:____________